PURCHASE AND SALE AGREEMENT

TABLE OF CONTENTS

ARTICLE I PURCHASE AND SALE		1
1.01	Purchase and Sale	1
1.02	Interests	1
1.03	Effective Time	2

ARTICLE II PURCHASE PRICE		3
2.01	Purchase Price	3
2.02	Adjustments to Purchase Price	3

ARTICLE III REPRESENTATIONS AND WARRANTIES		4
3.01	Representations and Warranties of Seller	4
3.02	Representations and Warranties of Buyer	7

ARTICLE IV COVENANTS		9
4.01	Covenants of Seller	9
4.02	Covenants of Buyer	10

ARTICLE V TITLE MATTERS, ENVIRONMENTAL MATTERS, CASUALTY LOSS AND ABANDONMENT		11
5.01	Seller’s Title	11
5.02	Definition of Marketable Title	11
5.03	Definition of Permitted Encumbrances	11
5.04	Definition of Title Defect	13
5.05	Title Procedure	13
5.06	Consents and Preferential Rights	14
5.07	Environmental Procedure	14
5.08	Casualty Loss	16
5.09	Plugging and Abandonment	17
5.10	Disclaimer of Warranties	17

ARTICLE VI CONDITIONS TO CLOSING		18
6.01	Conditions to Obligations of Seller	18
6.02	Conditions to Obligations of Buyer	18

ARTICLE VII CLOSING		18
7.01	Date of Closing	18
7.02	Place of Closing	18
7.03	Closing Obligations	19

ARTICLE VIII OBLIGATIONS AFTER CLOSING		20
8.01	Post-Closing Adjustments	20
8.02	Sales Taxes and Recording Fees	20

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8.03	Indemnification	21
8.04	Further Assurances	21
8.05	Survival	21
8.06	Limitation on Seller’s Liability

ARTICLE IX TERMINATION OF AGREEMENT		22
9.01	Termination	22
9.02	Return of Information	22
9.03	Liabilities upon Termination	22

ARTICLE X MISCELLANEOUS		23
10.01	Expenses	23
10.02	Notices	23
10.03	Amendment	23
10.04	Assignment	23
10.05	Announcements	24
10.06	Generality of Provisions	24
10.07	Headings	24
10.08	Counterparts	24
10.09	References	24
10.10	Governing Law	24
10.11	Entire Agreement	24
10.12	Severability	25
10.13	Parties in Interest	25

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PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“Agreement”) dated as of December 18, 2009 (the “Execution Date”), but effective as of December 1, 2009, is by and between Azalea Properties, Ltd., a Texas limited partnership (“Seller”), and RCWI, L.P., a Texas limited partnership (“Buyer”), relative to the “Interests” (as hereinafter defined).

In consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

ARTICLE I

PURCHASE AND SALE

1.01        Purchase and Sale. Seller agrees to sell and convey and Buyer agrees to purchase and pay for the Interests subject to the terms and conditions of this Agreement.

1.02        Interests. All of the following shall be referred to as the “Interests”:

(a)           The undivided interests described in Exhibit A hereto, in and to the entire estates created by the leases, licenses, permits and other agreements described in Exhibit A (the “Leases”) insofar as the Leases cover and relate to the lands described in Exhibit A (the “Lands”), together with (i) all rights, privileges, benefits and powers conferred upon the holder of the Leases with respect to the use and occupation of the surface of the Lands that may be necessary, convenient or incidental to the possession and enjoyment of the Leases, (ii) all rights in respect of any pooled or unitized acreage located in whole or in part within the Lands by virtue of the Leases, including rights to production from the pool or unit allocated to any Lease being a part thereof, regardless of whether such production is from the Lands, (iii) all rights, options, titles and interests of Seller granting Seller the right to obtain, or otherwise earn interests within the Lands no matter how earned, and (iv) all tenements, hereditaments and appurtenances belonging to any of the foregoing;

(b)           All of Seller’s right, title and interest in and to the Fee, Fee Mineral and Fee Royalty Interests described in Exhibit A;

(c)           Identical undivided interests in and to all of the oil and gas wells, saltwater disposal and water wells and injection wells (whether or not currently producing) (the “Wells”) associated or located on the properties listed on Exhibit B (the “Properties”), all pipelines, flowlines, plants, gathering and processing systems, platforms, buildings, compressors, meters, tanks, machinery, tools, pulling machines, utility lines, and all of the personal property, equipment, fixtures and improvements now or as of the Effective Time (as defined in Section 1.03 below) in or on the Lands, appurtenant thereto or used in connection therewith or with the production, treatment, sale or disposal of hydrocarbons or water produced therefrom or attributable thereto and all other appurtenances thereunto belonging, whether or not located on the Leases;

(d)           The contracts and contractual rights, obligations and interest, including all farmout agreements, farmin agreements, drilling contracts, operating agreements, sales contracts, saltwater disposal agreements, division orders and transfer orders and other contracts or agreements set forth on Exhibit C attached hereto covering or affecting any or all of the Leases and/or Lands. In the event there are other agreements or contracts necessary or desirable with respect to the operations being conducted on the Leases, Fee Interests, Wells and Lands, at its option, Buyer shall be entitled to the benefits of such contracts or agreements;

(e)           The easements, licenses, authorizations, permits and similar rights and interests applicable to, or pertinent to, the ownership and operation of Leases, Fee Interests, Wells and the Wells;

(f)            All inventories, oil, gas and production in tanks, in storage below the pipeline connection in tanks or upstream of the sales meter (“line fill”) and inventory attributable to the Leases Fee Interests, Lands and Wells;

(g)           All other right and interests in, to or under or derived from the Interests, even though same may be improperly described or omitted from the exhibits. It is the express intent of the Seller and Buyer that all of Seller’s right, title and interest in any of the properties described on Exhibit A and Exhibit B and those on Exhibit C, subject to the qualifications set forth in Article 1.02(d), and the interests appurtenant thereto, be assigned to Buyer hereunder; and

(h)           All original files, records, documentation and data in Seller’s possession relating to (or evidencing) Seller’s ownership or rights in the Leases Fee Interests, Lands and Wells, production, rights-of-way or other rights and interests described herein, including but not limited to lease files, land files, well files, accounting files, production sales agreements files, division and transfer order files, written contracts, title opinions and abstracts, legal records, governmental filings, geological data, seismic data, information and analysis, production reports, production logs, core sample reports and maps as such data is assembled in the normal course of business but exclusive of (A) any such records, data or information where the transfer of same is prohibited by third party agreements or applicable law, as to which Seller is unable to secure a waiver, or (B) the work product of Seller’s legal counsel, excluding title opinions.

The respective values allocated to Seller’s interest in each of the Interests (the “Allocated Values”) are as set forth in Exhibit B hereto.

1.03    Effective Time. The purchase and sale of the Interests shall be effective for all purposes as of December 1, 2009 at 7:00 a.m., local time at the location of the Interests (the “Effective Time”).

ARTICLE II

PURCHASE PRICE

2.01     Purchase Price. The purchase price for the Interests shall be Twenty Two Million and No/100 ($22,000,000) (the “Purchase Price”), which shall be adjusted as set forth in Section 2.02 below. Upon the execution hereof, Buyer shall pay to Seller by wire transfer the sum of One Million One Hundred Thousand and No/100 ($1,100,000) (the “Earnest Money”) which shall be governed by the terms hereof.

2.02    Adjustments to Purchase Price. The Purchase Price to be paid at Closing shall be minus the Earnest Money and further adjusted as follows and the resulting amount shall be referred to as the “Adjusted Purchase Price”:

(a)           The Purchase Price shall be adjusted upward by an amount up to the total Allocated Value of the Proven Undeveloped (“PUD’s”) opportunities set forth on Exhibit D, which Exhibit D shall be generated after the Execution Date in accordance with the provisions of this Article 2.02(a) and delivered at Closing, and which total amount shall be no more than Two Million Five Hundred Thousand Dollars ($2,500,000.00). Buyer and Seller shall enter into good faith negotiations to reach agreement on the increase to the Purchase Price allocated pursuant to this Section 2.02(a). Seller shall use commercially reasonable best efforts to provide Buyer with all land maps necessary for Buyer to evaluate the PUD’s at least seven (7) days prior to Closing. Buyer shall provide Seller with Exhibit D as soon as reasonably possible after Seller’s delivery to Buyer of all maps it obtains. Between the Execution Date and Closing, Seller will use commercially reasonable best efforts to obtain documentation evidencing Seller’s ownership in those leaseholds where the individual PUD’s are located. Provided such PUD documentation is obtained, the Purchase Price will be increased by those amounts of the Allocated Value attributable to the PUDs.

(b)           The Purchase Price shall be adjusted upward for any cash expenditures actually made by Seller relating to the Interests from the Effective Time to the Closing Date;

(c)           The Purchase Price shall be adjusted downward for any cash actually received by Seller relating to the Interests from the Effective Time to the Closing Date.

(d)           The Purchase Price shall be adjusted downward for the exercise of any Preferential Rights (as defined in Section 5.06) or the failure to obtain any Consents (as defined in Section 5.06) prior to the Closing pursuant to Section 5.06(b).

(e)           The Purchase Price shall be adjusted downward for any Title Defect Amount pursuant to Section 5.05(e) and Environmental Defect Amount pursuant to Section 5.07(f).

(f)            The Purchase Price shall be adjusted downward for 11/12ths of any ad valorem, property, production, severance and similar taxes and assessments on the Interests for the calendar year 2009, which have not been paid prior to the Effective Time. It is the intent of this provision that Seller shall bear its proportionate part of any unpaid ad valorem, property, production, severance and similar taxes and assessments for the tax year 2009.

(g)           The Purchase Price shall be adjusted downward by any amount attributable to contracts, liens, judgments, encumbrances or other material liabilities and/or obligations of Seller related to the Interests, but excluding the PUDs, under any contracts or binding obligations which are disclosed by Seller or discovered by Buyer after the Execution Date, and which remain ongoing obligations affecting the Interests as of the Effective Date (collectively, the “Post Execution Liabilities”). The amount of any adjustment shall be equal to the amount by which such Post Execution Liabilities reduces the value of the Interests below the Allocated Value.

(h)           Seller and Buyer agree that no adjustments other than those set forth from (a) to (e) above shall be made to the Purchase Price.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.01    Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

(a)           Seller is a Texas limited partnership duly organized, validly existing and in good standing under the laws of its state of organization.

(b)           Seller has the requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, to sell the Interests on the terms described in this Agreement and to perform its obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, (i) any provision of Seller’s governing documents, (ii) any agreement or instrument to which Seller is a party or is bound, except those as to which consents have been or will be obtained prior to the Closing, or (iii) any judgment, decree, order, statute, rule or regulation applicable to Seller.

(c)           The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Seller.

(d)           This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Seller enforceable against it in accordance with its and their respective terms.

(e)           Seller has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

(f)            Schedule 3.01(f) describes (i) all of the unit agreements, farmout and farmin agreements, pooling agreements, pooling designations, unit operating agreements and operating agreements, exploration agreements, participation agreements, transportation and gathering agreements, rig contracts, pipe and other supply contracts and area of mutual interest agreements included in the Interests, (ii) all of the production sales, marketing and processing agreements included in the Interests, other than such agreements which are terminable by Seller without penalty on 30 or fewer days’ notice, (iii) any contracts or agreements (other than contracts for utility services) included in or burdening the Interests that could reasonably be expected to obligate Seller to expend or pursuant to which Seller may receive in excess of Twenty Five Thousand and NO/100 Dollars ($25,000) in any calendar year, (iv) any contract or agreement included in or related to the Interests that is with any affiliate of Seller, and (v) any contract or agreement that evidences an obligation to pay the deferred purchase price of property or services ((i) - (v) collectively, the “Material Contracts”). Seller has not received written notice of any default under any of the Material Contracts or the Leases. The Contracts and the Leases are in full force and effect and have not been modified or amended in any material respect, and Seller is not in default thereunder. Prior to the execution of this Agreement, Seller furnished to Buyer true and complete copies of each Material Contract and all amendments thereto.

(g)           No claim, demand, filing, hearing, notice of violation, proceeding, notice or demand letter, investigation, administrative proceeding, civil, criminal or other action, suit or other legal proceeding is pending or, to the best of Seller’s knowledge, threatened against Seller or any third party which operates an Interest relating to, resulting from or affecting the ownership or operation of the Interests. No notice from any governmental authority or any other person (including employees) has been received by Seller or, to the best of Seller’s knowledge, any third party which operates any Interest as to any claim, demand, filing, hearing, notice of violation, proceeding, notice or demand letter, relating to, resulting from or affecting the ownership or operation of the Interests and the Material Contracts, claiming any violation of any law, statute, rule, regulation, ordinance, order, decision or decree of any governmental authority (including, without limitation, any such law, rule, regulation, ordinance, order, decision or decree concerning the conservation of natural resources) or claiming any breach of contract or agreement with any third party.

(h)           Seller does not operate and has not operated any of the Interests.

(i)            All royalties, rentals, and other payments due pursuant to or with respect to the Interests, which are payable by Seller have been properly and timely paid, and if payable by third parties, have been properly and timely paid. There are no royalty suspense accounts maintained by Seller with respect to the Interests. Neither Seller, nor, to the knowledge of Seller, any other party is in default under any Lease or oil and gas lease not listed on Exhibit A as of the

Execution Date, and to which Seller is a party, and the Leases identified on Exhibit A are valid and subsisting oil and gas leases and are currently in full force and effect.
(j)            Seller has obtained and is in compliance with all licenses, permits, contracts, easements and agreements relating to the Interests that are required to be obtained by Seller. To the knowledge of Seller, each third party operator of the Interests has obtained and is in compliance with all licenses, permits, contracts, easements and agreements relating to the Interests that are required to be obtained by it. To the knowledge of Seller, all such licenses, permits, contracts, easements and agreements are set forth in Schedule 3.01 (j) and are in full force and effect; and no violations exist under such licenses, permits, contracts and agreements. Seller is in compliance with all laws, rules and regulations of federal, state or local entities, which have jurisdiction over Seller, or the Interests to be sold hereunder, including but not limited to all environmental regulations and laws. Seller has been and is in material compliance, and to the knowledge of Seller, each third party operator of the Interests is in material compliance, under all environmental laws.

(k)           To the knowledge of Seller, gas imbalances identified on Schedule 3.01(k) are the only gas imbalances that exist with respect to the Interests.

(1)           Except as provided on Schedule 3.01(1) all requisite third-party consents to assign or third-party waivers to the assignment have been secured by Seller, or will have been secured by the Closing Date. Only the Interests identified on Schedule 3.01(1) are subject to any third party preferential rights to purchase.

(m)          There are no Wells included in the Interests that (i) Seller, or, to the knowledge of Seller, a third party operator, is obligated by law or contract to currently plug and abandon, or (ii) are subject to exceptions to a requirement to plug and abandon issued by a governmental authority. Seller has not installed any underground storage tanks or constructed any unlined production pits in, on or underlying any of the Interests, and to the knowledge of Seller, no underground storage tanks or unlined production pits have been installed or constructed by anyone else in, on or underlying any of the Interests.

(n)           Schedule 3.01(n) contains a true and complete list of (i) all authorizations for expenditures for all drilling operations applicable to the Interests in excess of Five Thousand and NO/100 Dollars ($5,000) or for capital expenditures with respect to such Interests in excess of Five Thousand and NO/100 Dollars ($5,000) that have been proposed by any person on or after the Effective Time, whether or not accepted by Seller or any other person, and (ii) all authorizations for expenditure in excess of Five Thousand and NO/100 Dollars ($5,000) and written commitments for all drilling operations in excess of Five Thousand and NO/100 Dollars ($5,000) applicable to such Interests or for other capital expenditures with respect to such Interests in excess of Five Thousand and NO/100 Dollars ($5,000) for which all of the activities anticipated in such authorizations for expenditures or commitments have not been completed by the Effective Time.

(o)           All property, ad valorem, production, severance and other taxes of a similar nature that are due have been timely paid or are being contested in good faith. Seller has timely filed or caused to be timely filed all tax returns, reports, statements and similar filings required by applicable laws, statutes, rules or regulations with respect to the Interests due on or prior to the Closing Date. There are no extensions or waivers of any statute of limitations with respect to such taxes or tax liens burdening the Interests except for liens for current taxes not yet due and payable.

(p)           The Interests are not subject to any tax partnership agreement or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended.

(q)           Schedule 3.01(q) lists all bonds, letters of credit, guarantees and other similar commitments held by Seller that are required by third parties in order for Seller to own the Interests.

(r)            Seller is not a “foreign person” within the meaning of §1445 of the Internal Revenue Code of 1986, as amended.

(s)           There are no bankruptcy or receivership proceedings pending against, being contemplated by, or threatened against Seller.

(t)            Seller is an experienced and knowledgeable investor in the oil and gas business. Seller has been advised by and has relied solely on its own expertise and legal, tax, reservoir engineering, environmental and other professional counsel concerning this transaction, the Interests and value thereof.

(u)           Seller is not obligated by virtue of a hedging contract to deliver hydrocarbons produced from the Wells at any time after the Closing Date without then or thereafter receiving full payment therefor.

(v)           Schedule 3.01(v) contains a list of all outstanding and unpaid obligations of the Seller pertaining to the Interests which are not otherwise set forth in this Agreement.

3.02    Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

(a)           Buyer is a Texas limited partnership and is duly organized, validly existing and in good standing under the laws of its state of organization.

(b)           Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, to purchase the Interests on the terms described in this Agreement and to perform its other obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Buyer’s governing documents, or any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

(c)           The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Buyer.

(d)           This Agreement has been duly executed and delivered on behalf of Buyer, and at the Closing all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Buyer enforceable against it in accordance with its and their respective terms.

(e)            Buyer has incurred no liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

(f)            Prior to executing this Agreement, Buyer has been afforded an opportunity to (i) examine the Interests and such materials as it has requested to be provided to it by Seller, and (ii) discuss with representatives of Seller such materials and the nature and operation of the Interests. In entering into this Agreement, Buyer has relied solely on the express representations and covenants of Seller in this Agreement, its independent investigation of, and judgment with respect to, the Interests and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of any representatives of, or consultants or advisors engaged by, Seller or its representatives.

(g)           Prior to the Closing, Buyer will use its commercially reasonable efforts to satisfy all bonding requirements of all state and federal governmental authorities so that Buyer is qualified to own the Interests. The consummation of the transactions contemplated hereby will not cause Buyer to be disqualified as an owner of state or federal oil, gas and mineral leases, or to exceed any acreage limitation imposed by any law, statute, rule or regulation.

(h)           Buyer is an experienced and knowledgeable investor and operator in the oil and gas business. Buyer is acquiring the Interests for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act of 1933, 15 U.S.C. §77a et seq., and any other rules, regulations and laws pertaining to the distribution of securities.

(i)           Buyer has arranged to have available by the Closing Date sufficient funds to enable the payment to Seller by wire transfer the Adjusted Purchase Price in accordance with Section 7.03 hereof and to otherwise perform Buyer’s obligations under this Agreement.

ARTICLE IV

COVENANTS

4.01        Covenants of Seller. Seller covenants and agrees with Buyer that from the date hereof to the Closing Date, except (i) as provided herein, or (ii) as otherwise consented to in writing by Buyer, Seller shall:

(a)        Give Buyer and its representatives access to, and the right to copy, at Buyer’s expense, all information in its possession relating to the Interests which shall include, without limitation, the Material Contracts, title opinions, abstracts of title, land records, accounting records, production records, operating expense records, engineering, geological and geophysical data, development plans and permits, and any other information of whatsoever kind relating to the production and operation of the Interests but shall not include (A) any such records, data or information where the transfer of same is prohibited by third party agreements or applicable law, as to which Seller is unable to secure a waiver or (B) the work product of Seller’s legal counsel, excluding title opinions. All such information shall be open to inspection and photocopying at Seller’s offices at any reasonable time during the term of this Agreement, but until subsequent to the Closing shall remain confidential and shall not be disclosed to any third party other than Buyer’s employees and agents.

(b)        On and after the Effective Time until the Closing Date, Seller (i) will operate its business in the ordinary course consistent with past practice, (ii) will not, without prior written consent of Buyer, which consent will not be unreasonably withheld, commit to any operation, or services of related operations, reasonably anticipated by Seller to require future capital expenditures by Seller in excess of Five Thousand and NO/100 Dollars ($5,000), or make any capital expenditures in excess of Five Thousand and NO/100 Dollars ($5,000) or subject to (v) below, terminate, amend, assign or extend any Material Contracts, (iii) will not incur liabilities or encumbrances with respect to the Interests for which Buyer would be responsible after Closing, in an amount (not to exceed Five Thousand and NO/100 Dollars ($5,000)) consistent with past practices employed by Seller with respect to the Interests, (iv) not cancel any indebtedness owed to Seller in respect of the Interests, which has a value, individually or in the aggregate, in excess of Five Thousand and NO/100 Dollars ($5,000), (v) notwithstanding (ii) above, will terminate or cause its respective affiliates to terminate, effective as of the Closing Date, any contracts or agreements between Seller and its respective affiliates that relate to or bind the Interests, (vi) will use commercially reasonable efforts to preserve relationships with all third parties having business dealings with respect to the Interests, (vii) will maintain general insurance coverage on the Interests presently furnished by nonaffiliated third parties in the amounts and of the types presently in force, (viii) will use commercially reasonable efforts to maintain in full force and effect all Leases, (ix) will maintain, or use commercially reasonable efforts to obtain, all material governmental permits and approvals affecting the Interests, (x) will pay all taxes and assessments with respect to the Interests that become due and payable prior to the Closing Date, (xi) will not transfer, farmout, sell, hypothecate, encumber or otherwise dispose of any Interest except for sales and dispositions of oil and gas production made in the ordinary course of business consistent with past practices, (xii) will not enter into, assign, terminate or amend, in any material respect, any contract or any other agreement by which the Interests are bound and which would be a Material Contract, (xiii) and will not commit to do any of the foregoing described in clause (ii), (iii), (iv), (xi) or (xii).

(c)        Take or cause to be taken all such actions as may be necessary or advisable to consummate and make effective the sale of the Interests and the transactions contemplated by this Agreement and to assure that as of the Closing Date it will not be under any organizational, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions.

(d)       Not itself or through any investment banker, broker, agent, representative or affiliate, directly or indirectly, (i) offer to sell, or solicit, negotiate or seek in any other way offers or proposals to purchase, all or any portion of the Interests, (ii) provide any third parties, other than Buyer and its representatives, with access to data concerning the purchase of all or any portion of the Interests, or (iii) take any similar actions with respect to a sale of the partnership interests or other equity interest in Seller or any merger, consolidation or business combination involving Seller.

(e)        Cause all the representations and warranties of Seller contained in this Agreement to be true and correct on and as of the Closing Date.

(f)        Notify Buyer (i) if any representation or warranty of Seller contained in this Agreement is discovered to be or becomes untrue, or (ii) if Seller fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Seller will be unable to perform or comply with any covenant or agreement contained in this Agreement.

(g)       Deliver to Buyer updated and complete Schedules and Exhibits to this Agreement.

(h)       Notify Buyer of any Post Execution Liabilities it discovers.

4.02        Covenants of Buyer. Buyer covenants and agrees with Seller that from the date hereof to the Closing Date, except (i) as provided herein, or (ii) as otherwise consented to in writing by Seller, Buyer shall:

(a)        Take or cause to be taken all such actions as may be necessary or advisable to consummate and make effective the purchase of the Interests and the transactions contemplated by this Agreement and to assure that as of the Closing Date it will not be under any material organizational, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions.

(b)       Cause all the representations and warranties of Buyer contained in this Agreement to be true and correct on and as of the Closing Date.

(c)        Promptly notify Seller (i) if any representation or warranty of Buyer contained in this Agreement is discovered to be or becomes untrue, or (ii) if Buyer fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Buyer will be unable to perform or comply with any covenant or agreement contained in this Agreement.

(d)        Notify Seller of any Post Execution Liabilities it discovers.

ARTICLE V

TITLE MATTERS, ENVIRONMENTAL MATTERS,
CASUALTY LOSS AND ABANDONMENT

5.01        Seller’s Title. Seller represents to Buyer that Seller’s title to the Interests as of the Effective Time is (and as of the Closing shall be) “Marketable Title” as defined in Section 5.02 hereinbelow.

5.02        Definition of Marketable Title. As used in this Agreement, the term “Marketable Title” shall mean, as to each of the Interests, that the title acquired by Buyer:

(a)        Will entitle Buyer to receive and retain, the percentage set forth in Exhibit A as Seller’s “Net Revenue Interest” of all hydrocarbons produced, saved and marketed from each Property as set forth in Exhibit B, all without reduction, suspension or termination of such interest throughout the productive life of such Wells on each Property, except for any reduction, suspension or termination caused by Permitted Encumbrances.

(b)       Will obligate Buyer to bear not more than the percentage set forth in Exhibit A as Seller’s “Working Interest” of the costs and expenses relating to the maintenance, development and operation of each Property as set forth in Exhibit B, all without increase throughout the productive life of such Wells on each Property, except for any increase caused by Permitted Encumbrances.

(c)        Is free and clear of all liens, mortgages, security interests, encumbrances, burdens and claims of any kind, except for Permitted Encumbrances.

(d)       Is set forth in documents, which have been properly recorded in the County or Parish in which they are located and/or in such other place as required by state law in the state wherein the Interest is located, such that Buyer’s recordation of an Assignment or Deed from Seller shall not be made ineffective by a prior recordation by a third party of an instrument conveying such Interest to a third party.

5.03        Definition of Permitted Encumbrances. As used herein, the term “Permitted Encumbrances” shall mean:

(a)        Lessors’ royalties, overriding royalties, reversionary interests and similar burdens, whether recorded or unrecorded, that do not operate to reduce Seller’s Net Revenue Interests set forth in Exhibit B or increase Seller’s Working Interests set forth in Exhibit B.

(b)       Division orders and sales contracts terminable without penalty upon no more than thirty (30) days’ notice to the purchaser.

(c)        Except as provided in Section 5.06 below, preferential rights to purchase and required third-party consents and similar agreements with respect to which waivers or consents are obtained under this Agreement prior to the Closing from the appropriate parties or the appropriate time period for asserting the right has expired prior to the Closing without an exercise of the rights.

(d)       Encumbrances relating to the Interests that arise under operating agreements to secure payment of amounts not yet delinquent and are of a type and nature customary in the oil and gas industry.

(e)        Encumbrances relating to the Interests securing payments to mechanics and materialmen and encumbrances securing payment of taxes or assessments that are, in either case, not yet delinquent or, if delinquent, are being contested in good faith in the normal course of business consistent with past practice, and of which Buyer is notified in writing before Closing and for which Seller indemnifies Buyer subsequent to Closing.

(f)        All rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if they are customarily obtained subsequent to the sale or conveyance and have been properly obtained in connection with all prior sales and conveyances.

(g)       Conventional rights of reassignment obligating Seller to reassign its interest in any portion of the Interests to a third party in the event it intends to release or abandon such Interests prior to the expiration of the primary term or other termination of such Interests.

(h)       Easements, rights of way, servitudes, permits, surface leases, surface use restrictions and other surface uses and impediments on, over or in respect to any of the Interests that do not, taken as a whole, materially interfere with the operation, value or use of the Interests.

(i)         All rights reserved to or vested in any governmental, statutory or public authority to control or regulate any of the Interests in any manner, and all applicable laws, rules and orders of governmental authority, so long as the foregoing do not interfere in any material respect with the operation of the portion of the Interests burdened thereby.

(j)         Such Title Defects which Buyer fails to deliver to Seller in writing as provided in Section 5.05(b) below.

5.04        Definition of Title Defect. As used in this Agreement the term “Title Defect” shall mean any defect which renders the title to an Interest to be less than Marketable Title.

5.05        Title Procedure.

(a)        As used herein, Title Defect Amount means the value attributable to the portion of the Interests affected by such Title Defect, multiplied by a fraction (i) the numerator of which is the difference between (x) the Net Revenue Interest for the affected Interest set forth on Exhibit A minus (y) the Net Revenue Interest for the affected Interest agreed or determined to be owned by Seller; and (ii) the denominator of which is the Net Revenue Interest for that Interest set forth on Exhibit A.

(b)       If Buyer discovers any Title Defect, Buyer shall give Seller notice of such Title Defect no later than five (5) days prior to the Closing Date. Such notice shall be in writing and shall include (i) a description of the Title Defect, and (ii) the Title Defect Amount therefor. Buyer shall be deemed to have waived all Title Defects of which Buyer has not given timely notice to Seller thereof.

(c)        Seller, at its option, shall have the right and opportunity, but not the obligation, to cure any Title Defect so that the title to be acquired by Buyer shall become Marketable Title.

(d)       If Seller decides not to or cannot cure a Title Defect and Seller does not agree with any claimed Title Defect Amount or any proposed value for the affected Interest, Seller shall so notify Buyer within two (2) days of its receipt of the notice from Buyer under Section 5.05(b), and the parties shall promptly enter into good faith negotiations and attempt to agree on those matters. The value agreed by the parties with respect to a Title Defect will be the Title Defect Amount for that Title Defect.

(e)        If the parties cannot reach agreement concerning the existence of a Title Defect or a Title Defect Amount by the Closing Date, then Buyer may (i) delete the portion of the Interest affected by such Title Defect from the Interests to be conveyed by Seller at Closing and adjust the Purchase Price downward by the value applicable to such Interest, or (ii) acquire such Interest at Closing with no adjustment to the Purchase Price.

(f)        Notwithstanding any terms contained in this Agreement to the contrary, in the event the aggregate amount of the Title Defects, the value of the Interests subject to unobtained consents to assignment set forth in Article 5.06(a) hereinbelow, the value of the Interests subject to Preferential Rights set forth in Article 5.06(b) hereinbelow, the Environmental Defects set forth in Article 5.07, the Casualty Loss set forth in Article 5.08 hereinbelow and the value of the Interests subject to Diminution set forth in Article 5.09 hereinbelow which Buyer timely asserts exceeds Two Million Two Hundred Thousand and NO/100 Dollars ($2,200,000), either Seller or Buyer may elect to terminate this Agreement.

5.06        Consents and Preferential Rights.

(a)        If any third party consent (“Consents”) to the sale and transfer of the Interests is not obtained prior to the Closing, Buyer shall not add that portion of the Interests subject to such consent requirement to the aggregate under Articles 5.05(f), 5.06(c), 5.07(g) or 5.08 or 5.09(a) if such consent is customarily secured after the Closing or such consent does not materially affect the value of the affected Interest if such consent were withheld.

(b)        After execution hereof, if an Interest is subject to preferential purchase rights, rights of first refusal, or similar rights (collectively “Preferential Rights”), Seller shall notify the holders thereof of its intention to sell such Interest and of the value attributable thereto based upon the mutual agreement of Seller and Buyer. Seller will not be liable to Buyer if any Preferential Rights are exercised, or any Consents are denied, prior to the Closing Date, provided that the Purchase Price shall be reduced by the value attributable to the portion of the Interests that is subject to such Preferential Rights or Consents. However, if Seller is unable to obtain the required waivers of Preferential Rights or Consents prior to the Closing Date (other than Consents from governmental agencies ordinarily obtained after Closing), the portion of the Interest affected will, at the option of Buyer (i) be deleted from this sale and the Purchase Price decreased by the value attributable thereto; or (ii) be sold to Buyer, in which event Buyer shall be entitled to receive any amounts paid upon exercise of the Preferential Rights applicable thereto. If the holder of a Preferential Right on an Interest that has been deleted from the sale to Buyer fails to consummate the purchase of the Interest covered by such right within the time required (in no event shall such time period extend beyond thirty (30) days after the Closing Date), then Seller shall so notify Buyer and within thirty (30) days after Buyer’s receipt of such notice from Seller, Seller shall sell to Buyer and Buyer shall purchase from Seller for the value attributable thereto, and upon other terms of this Agreement, the Interest to which the Preferential Right applied, provided no material adverse change has occurred in the Interest.

(c)        Notwithstanding any terms contained in this Agreement to the contrary, in the event the aggregate amount of the Title Defects set forth in Article 5.05 above, the value of the Interests subject to unobtained consents to assignment set forth in Article 5.05(a), the value of the Interests subject to Preferential Rights set forth in Article 5.06(b), the Environmental Defects set forth in Article 5.07 hereinbelow, the Casualty Loss set forth in Article 5.08 hereinbelow and the value of the Interests subject to Diminution set forth in Article 5.09 hereinbelow and which Buyer timely asserts exceeds Two Million Two Hundred Thousand and NO/100 Dollars ($2,200,000), either Seller or Buyer may elect to terminate this Agreement.

5.07        Environmental Procedure.

(a)        Prior to the Closing Date, Buyer may conduct a field inspection of the Interests and Buyer may further secure, at its sole risk, cost and expense, an environmental audit of all or any of the Interests. At Buyer’s request, Seller will make arrangements with the operators of the Interests for Buyer, or Buyer’s representatives, to conduct the inspection or audit. If Buyer makes use of said audit to assert an Environmental Defect under the terms of this Agreement, Buyer shall furnish a copy of such environmental audit to Seller, and the contents of such environmental audit shall remain confidential unless required to be disclosed by any rule, order or governmental proceeding.

(b)       As used herein, Environmental Defect shall mean any material environmental defect relating to the Interests in the nature of environmental pollution or contamination, including pollution of the soil, ground water or the air; underground injection activities and waste disposal on site or offsite; failure to comply with applicable land use, surface disturbance, licensing or notification requirements; or violations of environmental or land use rules, regulations, demands or orders of appropriate state or federal regulatory agencies.

(c)        As used herein, Environmental Defect Amount means the cost to remediate such Environmental Defect in accordance with applicable environmental laws.

(d)       If Buyer discovers any Environmental Defect, Buyer shall give Seller notice of such Environmental Defect no later than five (5) days prior to the Closing Date. Such notice shall be in writing and shall include (i) a description of the Environmental Defect, and (ii) the Environmental Defect Amount therefor. Buyer shall be deemed to have waived all Environmental Defects of which Buyer has not given timely notice to Seller thereof.

(e)        If Seller does not agree with any claimed Environmental Defect or any proposed Environmental Defect Amount, Seller shall so notify Buyer within two (2) days of its receipt of the notice from Buyer under Section 5.07(d), and the parties shall promptly enter into good faith negotiations and attempt to agree on those matters. The value agreed by the parties with respect to an Environmental Defect will be the Environmental Defect Amount for that Environmental Defect.

(f)        If the parties cannot reach agreement concerning either the existence of an Environmental Defect or an Environmental Defect Amount therefor with respect to any Interest by the Closing Date, then Buyer may (i) delete the portion of the Interest affected by such Environmental Defect from the Interests to be conveyed by Seller at Closing and adjust the Purchase Price downward by the value applicable to such Interest, or (ii) acquire such Interest at Closing with no adjustment to the Purchase Price.

(g)       Notwithstanding any terms contained in this Agreement to the contrary, in the event the aggregate amount of the Title Defects set forth in Article 5.05 above, the value of the Interests subject to unobtained consents to assignment set forth in Article 5.05(a) above, the value of the Interests subject to Preferential Rights set forth in Article 5.06(b) above, the Casualty Loss set forth in Article 5.08 hereinbelow, the Diminution Amount set forth in Article 5.09 hereinbelow and the Environmental Defects which Buyer timely asserts exceeds Two Million Two Hundred Thousand and NO/100 Dollars ($2,200,000), either Seller or Buyer may elect to terminate this Agreement.

5.08        Casualty Loss. If, prior to the Closing, all or any portion of the Interests shall be destroyed by fire or other casualty, or if any portion of the Interests shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened, Seller shall promptly notify Buyer of each instance of such casualty loss to the Interests. In addition, Seller shall assign, transfer and set over unto Buyer all of the right, title and interest of Seller in and to any unpaid awards or other payments arising out of such destruction or taking. Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of such destruction or taking without first obtaining the written consent of Buyer. This Agreement shall remain in full force and effect notwithstanding any such destruction or taking, and Seller shall at Closing pay to Buyer all sums paid to Seller by reason of such destruction or taking, provided that, in the event the aggregate amount of the Title Defects set forth in Article 5.05, the Environmental Defects set forth in Article the value of the Interests subject to unobtained consents to assignment set forth in Article 5.05(a) above, the value of the Interests subject to Preferential Rights set forth in Article 5.06(b) above the value of the Interests subject to Diminution set forth in Article 5.09 hereinbelow and any Casualty loss, individually or in the aggregate, exceeds Two Million Two Hundred Thousand and NO/100 Dollars ($2,200,000), either party shall have the right to terminate this Agreement by delivery of a written notice to the other.

5.09        Diminution in Value of the Interests.

(a)        If Buyer discovers or is made aware of any Post Execution Liabilities, Buyer shall give Seller notice of such discovery no later than five (5) days prior to the Closing Date. Such notice shall be in writing and shall include (i) a description of the Post Execution Liability, and (ii) the diminution in the value of the Interests (“Diminution Amount”) therefor. Buyer shall be deemed to have waived all discoveries under this Article or Article 2.02(g) of which Buyer has not given timely notice to Seller thereof.

(b)       If Seller does not agree with any claimed Diminution Amount or any proposed value for the affected Interest, Seller shall so notify Buyer within two (2) days of its receipt of the notice from Buyer under Section 5.095.05(b), and the parties shall promptly enter into good faith negotiations and attempt to agree on those matters. The value agreed by the parties with respect to a Diminution Amount will be the Diminution Amount for that Post Execution Liability.

(c)        If the parties cannot reach agreement concerning the existence of a Diminution Amount by the Closing Date, then Buyer may (i) delete the portion of the Interest affected by such Post Execution Liability from the Interests to be conveyed by Seller at Closing and adjust the Purchase Price downward by the value applicable to such Interest, or (ii) acquire such Interest at Closing with no adjustment to the Purchase Price.

(d)       Notwithstanding any terms contained in this Agreement to the contrary, in the event the aggregate amount of the Title Defects set forth in Article 5.05, the value of the Interests subject to unobtained consents to assignment set forth in Article 5.06(a), the value of the Interests subject to Preferential Rights set forth in Article 5.06(b), the Environmental Defects set forth in Article 5.07, the Casualty Loss set forth in Article 5.08 and the value of the Interests subject to a Diminution Amount set forth in this Article 5.09 which Buyer timely asserts exceeds

Two Million Two Hundred Thousand and NO/100 Dollars ($2,200,000), either Seller or Buyer may elect to terminate this Agreement.

5.10        Plugging and Abandonment. Upon Closing, Buyer shall assume all of Seller’s plugging, replugging, abandonment, removal, disposal and restoration obligations associated with the Interests acquired hereunder. Such obligations being assumed shall include, but not be limited to, all necessary and proper plugging and abandonment and/or removal and disposal of all of the Wells, whether pre-existing or drilled by Seller, and all structures, personal property and equipment located on or associated with the Leases listed on Exhibit A, the necessary and proper capping and burying of all associated flow lines, and any necessary disposal of naturally occurring radioactive material (NORM) or asbestos. All plugging, replugging, abandonment, removal, disposal and restoration operations shall be in compliance with applicable laws and regulations and conducted in a good and workmanlike manner.

5.11        Disclaimer of Warranties. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE IN THE ASSIGNMENT, THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT (OR IN THE ASSIGNMENT TO BE EXECUTED PURSUANT TO THIS AGREEMENT) ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. SUBJECT TO THE FOREGOING, THE INTERESTS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS, OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, AND WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY, OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME “AS IS, WHERE IS”. WITHOUT LIMITATION OF THE FOREGOING, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION, OR MATERIALS NOW HERETOFORE, OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE INTERESTS OR THE ABILITY OR POTENTIAL OF THE INTERESTS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE INTERESTS OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER, OR BY SELLER’S AGENTS OR REPRESENTATIVES. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION, AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY

SELLER OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER, AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER’S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

ARTICLE VI

CONDITIONS TO CLOSING

6.01        Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to (i) the satisfaction, or waiver by Seller, of the condition that all representations and warranties of Buyer contained in this Agreement shall be true in all material respects (or true in all respects as to such representations and warranties that are qualified by materiality) at and as of the Closing as if such representations and warranties were made at and as of the Closing, (ii) Buyer shall have performed and satisfied all covenants and agreements, required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing, (iii) there being no suits, actions or other proceedings pending or threatened to restrain or prohibit the consummation of the transactions contemplated by this Agreement, and (iv) neither party having exercised its right to terminate this Agreement pursuant to Section 9.01.

6.02        Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to (i) the satisfaction, or waiver by Buyer, of the condition that all representations and warranties of Seller contained in this Agreement shall be true in all material respects (or true in all respects as to such representations and warranties that are qualified by materiality) at and as of the Closing as if such representations and warranties were made at and as of the Closing, (ii) Seller shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing, (iii) there being no suits, actions or other proceedings pending or threatened to restrain or prohibit the consummation of the transactions contemplated by this Agreement, (iv) neither party having exercised its right to terminate this Agreement pursuant to Section 9.01, and (v) all Consents (except for Consents customarily obtained subsequent to transfer of title) having been obtained.

ARTICLE VII

CLOSING

7.01        Date of Closing. Subject to the conditions stated in this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall be held at 10:00 AM on or before January 19, 2010. Said date shall be referred to as the “Closing Date”.

7.02        Place of Closing. The Closing shall be held at ______________, or at such other place as Buyer and Seller may agree upon in writing.

7.03        Preliminary Closing Settlement Statement. Seller shall provide Buyer a “Preliminary Closing Settlement Statement” two (2) days prior to Closing respecting adjustments to the Purchase Price.

7.04        Closing Obligations. At the Closing the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a)        Seller shall execute, acknowledge and deliver (in sufficient counterparts to facilitate recording) the Assignment, Conveyance and Bill of Sale (“Assignment”) conveying the Leases to Buyer in substantially the form attached as Exhibit D hereto and the Mineral Deed (“Deed”) conveying the Fee Minerals to Buyer in substantially the form attached as Exhibit E hereto. As appropriate, Seller shall also execute, acknowledge and deliver separate assignments of the Interests on officially approved forms, in sufficient counterparts, to satisfy applicable statutory and regulatory requirements.

(b)       Buyer and Seller shall agree upon and execute a “Closing Settlement Statement,” that shall set forth the Preliminary Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount. The term “Preliminary Amount” shall mean the Purchase Price adjusted as provided in Section 2.02 using for such adjustments the best information then available.

(c)        Seller shall deliver to Buyer a payoff letter from Texas Capital Bank (the “Bank”) evidencing the payoff amount, as of the Closing Date, of the mortgage set forth on Schedule 3.01(v) (the “Payoff Amount”).

(d)       Buyer shall deliver to Seller a cashier’s check or wire transfer for the Preliminary Amount, less the Payoff Amount, which shall be paid directly by Buyer to the Bank.

(e)        Buyer and Seller shall execute the joint instructions to disburse the Earnest Money (the “Joint Instruction Letter”).

(f)        Seller shall deliver to Buyer exclusive possession of the Interests.

(g)       Buyer shall deliver transfer orders or letters in lieu thereof directing all purchasers of production to make payment of proceeds attributable to production from the Interests after the Effective Time to Buyer; and Seller shall execute and deliver to Buyer Seller’s affidavit of non-foreign status.

(h)       Seller shall deliver to Buyer copies of all original land, legal, accounting, engineering, geological and geophysical records in its possession relating to the Interests, including without limitation, all information and material referred to in Section 4.01(a).

(i)         Seller shall deliver to Buyer fully executed originals in recordable form of Releases of Liens and releases of security interests encumbering the Interests in favor of the Bank.

(j)         Seller and Buyer shall deliver to each other a certificate, dated as of the Closing Date, and executed by their respective authorized officer that the conditions set forth in Sections 6.02 and 6.01 have been fulfilled.

ARTICLE VIII
OBLIGATIONS AFTER CLOSING

8.01        Post-Closing Adjustments. After the Closing, Seller shall make available to Buyer all accounting records necessary for Seller to prepare, in accordance with this Agreement, a statement (the “Final Settlement Statement”) setting forth each adjustment or payment which was not finally determined as of the Closing or finally determined pursuant to the last sentence of this Section 8.01 and showing the calculation of such adjustments. As soon as practicable after receipt of the Final Settlement Statement, Buyer shall deliver to Seller a written report containing any changes which Buyer proposes be made to the Final Settlement Statement. The parties shall undertake to agree with respect to the amounts due pursuant to such post-closing adjustment no later than ninety (90) days after the Closing. If such post-closing adjustment has not been agreed to within ninety (90) days after the Closing, either party may seek to enforce any rights it claims hereunder. The date upon which such agreement is reached or upon which the Adjusted Purchase Price is established, shall be referred to as the “Final Settlement Date.” In the event that (i) the Adjusted Purchase Price is more than the Preliminary Amount, Buyer shall deliver to Seller or to Seller’s account the amount of such difference in immediately available funds, or (ii) the Adjusted Purchase Price is less than the Preliminary Amount, Seller shall deliver to Buyer or to Buyer’s account the amount of such difference in immediately available funds. Payment by Buyer or Seller shall be made within five (5) days of the Final Settlement Date. To the extent not accounted for in the computation of the Adjusted Purchase Price, all uncollected accounts receivable attributable to the Interests on or after the Effective Time shall be assigned to Buyer. Notwithstanding the foregoing, if after the Closing either party shall receive any payment belonging to the other party, the party receiving the payment due to the other party shall remit within five (5) business days the same to such other party.

8.02        Sales Taxes and Recording Fees. Seller will determine, with Buyer’s assistance, what sales tax, if any, is due in connection with the sale of the Interests. Seller and Buyer agree to use commercially reasonable efforts and cooperate in good faith to exempt the sale, conveyance, assignments and transfers to be made to Buyer from any sales, use, stamp, real estate transfer, documentary, registration, recording and other similar taxes (each a “Transfer Tax”). If a determination is made that a Transfer Tax applies, Buyer shall be liable for such tax occasioned by the sale of the Interests.

8.03        Indemnification. After the Closing, Buyer and Seller shall indemnify each other as follows:

(a)        Including any “Environmental Claim” as defined herein, Buyer shall defend, indemnify and save and hold harmless Seller against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys’ fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Interests, which accrue or relate to times on and after the Closing Date. “Environmental Claim” shall mean any claim, demand or cause of action asserted by any governmental agency or any person, corporation or other entity for personal injury (including sickness, disease or death), property damage or damage to the environment resulting from the discharge or release of any chemical, material or emission into one or more of the environmental media at or in the vicinity of the Interests.

(b)       Excluding any Environmental Claim, Seller shall defend, indemnify and save and hold harmless Buyer against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys’ fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Interests, which accrue or relate to times prior to the Closing Date.

(c)        THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF ANY INDEMNIFIED PARTY, PROVIDED THAT NO SUCH INDEMNIFICATION SHALL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

8.04        Further Assurances. Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto.

8.05        Survival. Except for the Special Warranty of Title, the representations, warranties, covenants, agreements and indemnities contained in this Agreement shall survive for a period of six (6) months following the Closing Date.

ARTICLE IX
TERMINATION OF AGREEMENT

9.01        Termination. This Agreement and the transactions contemplated hereby may be terminated in the following instances:

(a)      By Buyer if any condition set forth in Section 6.02 above shall not be satisfied on or before the Closing;

(b)      By Seller if any condition set forth in Section 6.01 above shall not be satisfied on or before the Closing;

(c)      By Buyer or Seller pursuant to Section 5.05, 5.06, 5.07, 5.08 or 5.09; or

(d)      By the mutual written agreement of Buyer and Seller.

9.02        Disposition of Earnest Money. In the event this Agreement is terminated, the Earnest Money shall be treated as follows:

(a)      If this Agreement is terminated by Buyer pursuant to Section 9.01(a), Buyer shall be entitled to a refund of the Earnest Money, and Seller shall execute and deliver the Joint Instruction Letter instructing the disbursement of the Earnest Money to Buyer.

(b)      Except as set forth below, if this Agreement is terminated by Seller pursuant to Section 9.01(b), Seller shall be entitled to receive the Earnest Money, and Buyer shall execute and deliver the Joint Instruction Letter instructing the disbursement of the Earnest Money to Seller. If this Agreement is terminated by Seller pursuant to Section 9.01(b) and that termination is based on the occurrence of the circumstances set forth in Section 6.01 (iii) which involve Seller only, or Buyer and Seller, together, Seller shall execute and deliver the Joint Instruction Letter instructing the disbursement of the Earnest Money to Buyer.

(c)      If this Agreement is terminated by Buyer or Seller pursuant to Section 9.01(c), Buyer shall be entitled to a refund of the Earnest Money, and Seller shall execute and deliver the Joint Instruction Letter instructing the disbursement of the Earnest Money to Buyer.

(d)      If this Agreement is terminated by Buyer and Seller pursuant to Section 9.01(d), Buyer shall be entitled to a refund of the Earnest Money, and Seller shall execute and deliver the Joint Instruction Letter instructing the disbursement of the Earnest Money to Buyer.

9.03        Liabilities upon Termination. If this Agreement is terminated for any reason or is breached, nothing contained herein shall be construed to limit Seller’s or Buyer’s legal or equitable remedies including, without limitation, damages for the breach or failure of any representation, warranty, covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

ARTICLE X

MISCELLANEOUS

10.01      Expenses. Except as otherwise specifically provided in this Agreement, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including without limitation, legal and accounting fees, costs and expenses.

10.02      Notices. All notices and communications required or permitted under this Agreement shall be in writing and shall be effective when received by mail, telecopy or hand delivery as follows:

If to Seller:	Azalea Properties, Ltd.
c/o Maple Ridge Property Company
its general partner
___________________
___________________
Attn: Frances Marianne Talbot
Phone: _________
Fax: ________

If to Buyer:	RCWI, L.P.
1901 North Central Expressway
Suite 300
Richardson, Texas 75080
Attn: H. Walt Dunagin
Phone: (972) 437 – 6792
Fax: (972) 994 – 0369

Either party may, by written notice so delivered to the other, change the address to which notice shall thereafter be made.

10.03      Amendment. This Agreement may not be altered or amended, nor any rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any other term, provision or condition of this Agreement.

10.04      Assignment. Neither Seller nor Buyer may assign any portion of its rights or delegate any portion of its duties or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned.

10.05      Announcements. Seller and Buyer shall consult with each other with regard to all press releases and other announcements concerning this Agreement or the transaction contemplated hereby and, except as may be required by applicable laws or regulations of any governmental agency, neither Buyer nor Seller shall issue any such press release or make any other announcement without the prior written consent of the other party until the transactions contemplated herein have been consummated.

10.06      Generality of Provisions. The specificity of any representation, warranty, covenant, agreement or indemnity included or provided in this Agreement, or in any exhibit, document, certificate or other instrument delivered pursuant hereto, shall in no way limit the generality of any other representation, warranty, covenant, agreement or indemnity included or provided in this Agreement, or in any exhibit, document, certificate or other instrument delivered pursuant hereto.

10.07      Headings. The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

10.08      Counterparts. This Agreement may be executed by Buyer and Seller in any number of counterparts. Each of the counterparts shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

10.09      References. References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals, partnerships or corporations. As used in this Agreement, “person” shall mean any natural person, corporation, partnership, trust, estate or other entity. As used in this Agreement, “affiliate” of a person shall mean any partnership, joint venture, corporation or other entity in which such person has an interest or which controls, is controlled by or is under common control of such person.

10.10      Governing Law. This Agreement, and the transactions contemplated hereby, shall be construed in accordance with, and governed by, the laws of the State of Texas without regard to its conflict of laws principles, and venue shall be in Dallas County, Texas.

10.11      Entire Agreement. This Agreement (including the exhibits hereto) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. No material representation, warranty, covenant, agreement, promise, inducement or statement, whether oral or written, has been made by Seller or Buyer and relied upon by the other that is not set forth in this Agreement or in the instruments referred to herein, and neither Seller nor Buyer shall be bound by or liable for any alleged representation, warranty, covenant, agreement, promise, inducement or statement not so set forth.

10.12      Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

10.13      Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

SIGNATURE PAGE FOLLOWS

EXECUTED as of the date first written above.

SELLER:	AZALEA PROPERTIES, LTD.

	By:	Maple Ridge Property Company
Its sole general partner

	By:	/s/ Frances Marianne Talbot
Frances Marianne Talbot, President

BUYER:	RCWI, L.P.

	By:	RCWI, GP, LLC
Its general partner

	By:	/s/ Michael J. Mauceli
Michael J. Mauceli, Manager

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

THUMS LONG BEACH UNIT	WILMINGTON	THUMS LONG BEACH COMPANY	LOS ANGELES	CA	0.186580	0.186580	8684.986
NONION STRUMA SAND UNIT - 1	IOTA	HEADINGTON OIL COMPANY LIMITED	ACADIA	LA	3.297923	2.665318	975.576
CL & F #1(R4C RC SUA) - 1	BAYOU PENCHANT	CHAPARRAL ENERGY INC	TERREBONNE	LA	6.013680	4.179700	957.942
WEST DOLLARHIDE DEVONIAN UNIT	DOLLARHIDE	OXY USA INC.	LEA	NM	4.177660	3.629120	709.280
TIGER 495 #1	WASSON	GUNGOLL CARL E EXPLORATION LLC	GAINES	TX	3.000000	2.160000	498.062
GRISSOM SEC 2 #2-2	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	8.000000	6.240000	384.637
DOBSON SEC 1 #4-1	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	8.000000	6.023625	346.583
SKINNER UNIT 30-10 #1 - 1	CHOCTAW RIDGE NORTH	PRUET PRODUCTION CO	CHOCTAW	AL	1.115860	0.927350	344.467
LSU #2 & SL 5024 #2 (MPT MV RA SU) - 002D	MANCHAC POINT	HILCORP ENERGY CO INC	E BTN RG	LA	4.180760	3.085630	264.389
EDEN 1-5H	Colony Wash	CHESAPEAKE OPERATING INC.	HEMPHILL	TX	1.209680	0.946450	263.530
DUVAL COUNTY RANCH -J- - MULTI	DEJAY	KARPER OIL & GAS CORPORATION	DUVAL	TX	6.964286	6.093756	216.320
WIGINTON 2-5H	ALEDO SOUTHWEST	DUNCAN OIL PROPERTIES, INC.	CUSTER	OK	2.428570	1.821430	209.338
ARMSTRONG #20-10	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	7.100000	5.325000	205.892
HOLLINGSWORTH #1-TJ UNIT-001T	LOGANSPORT	BP AMERICA PRODUCTION CO	DESOTO	LA	2.535714	1.901791	166.805
RED HILLS UNIT #2 - 2	LUSK	CIMAREX ENERGY CO	LEA	NM	1.445820	1.244640	162.463
MEADOWS 4-01 - 1	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.287500	161.657
CENTRAL DRINKARD UNIT	DRINKARD	CHEVRONTEXACO	LEA	NM	0.559240	0.471480	158.750
COLLINS EAST UPPER CV UNIT	COLLINS EAST	MOSBACHER ENERGY COMPANY	COVINGTON	MS	1.044700	0.796860	155.932
MORRISON #1 - 1	AMROW NORTH	TEXLAND PETROLEUM LP	GAINES	TX	8.104690	6.269830	148.817
J B TUBB B LEASE	SAND HILLS	APACHE CORP	CRANE	TX	0.909180	0.795510	133.723
COOT MOORE 1	OKATOMA	MOSBACHER ENERGY COMPANY	COVINGTON	MS	1.875000	1.500000	131.074
Turner 1-34	ZEPHYR-VICI	ZEPHYR OPERATING LLC	WOODWARD	OK	4.764710	3.811760	125.478
JOHNSON 40 1 - 1	SLASH RANCH	FOREST OIL CORPORATION	LOVING	TX	1.609040	1.327700	116.374
DOBSON SEC 1 #3-1	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	5.242970	4.089520	109.281
MCKNIGHT, MB A&F LEASE	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.731770	107.063
BRYANT-LINK CO. 1 - MULTI	FULLERTON	TEXLAND PETROLEUM LP	ANDREWS	TX	9.071429	6.803571	103.590
ARMSTRONG #09	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.856000	102.263
HIGGINS TRUST INC - 1	LOVINGTON	PECOS OPERATING COMPANY	LEA	NM	2.348500	1.761980	98.078
WILEY GLENNBURN UNIT	WILEY	ENCORE OPERATING, LP	BOTTINEAU	ND	0.638380	0.000000	94.177
WEDMAN #1-4	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.375000	3.970160	93.030
BUCKTHAL #2-25 - 225	BUCKTHAL-HELTON	FOREST OIL CORPORATION	HEMPHILL	TX	2.062500	1.553750	90.150
KEYSTONE #1-13 KEYS - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	6.658260	5.343940	89.989
CHARLES 1-24 (Skinner)	MUSTANG & YUKON	PREMIER ENERGY LLC	KINGFISHER	OK	4.411760	3.441180	87.982
LINDHOLM GAS UNIT 1 - 1	HOSTETTER	CABOT OIL & GAS CORP	MCMULLEN	TX	6.296720	4.729200	74.279
HILL P.C. -D- - 8	QUITO	SEABOARD OIL COMPANY	WARD	TX	0.000001	0.511720	73.567
SUMERLIN, C. E. - MULTI	FULLERTON	TEXLAND PETROLEUM LP	ANDREWS	TX	9.071429	6.803571	71.660
MCKNIGHT, MB C LEASE	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.731770	71.153
SMITH #8 - 8	CADDO	O’NEAL DRILLING INC	CARTER	OK	2.500000	1.875000	69.458
FRANCES SEC 9 #9-1 - 1	MAVERICK	ZEPHYR OPERATING LLC	ROGER MILLS	OK	5.302180	4.203530	69.215
CLARK #1-3 - 1-3	Zephyr-Winter	ZEPHYR OPERATING LLC	BLAINE	OK	2.625000	2.100000	68.149
STATE AM LEASE 1, 2, & 3 - 3	CAPRITO	CHEVRONTEXACO	WARD	TX	4.062500	3.385420	67.903

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

HEFLEY 4-2 - 2	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	67.546
BREEDLOVE B-DEVONIAN MANY (1-24)	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	65.462
ARMSTRONG #05 - 5	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.837910	65.336
JENNINGS A FEDERAL #4 - 4	LUSK	HENDRIX JOHN H CORPORATION	LEA	NM	4.678570	3.906610	65.211
STROUD-POLK UNIT #2 - 1	JAYNESVILLE	MOSBACHER ENERGY COMPANY	COVINGTON	MS	0.970370	0.744080	64.757
BREEDLOVE B-43	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	64.298
MCKNIGHT, MB LEASE	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.876080	63.502
WEDMAN #1-3 - 1-3	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.375000	3.970160	63.402
7502 JV-S R.O.C. #1U-1U	R.O.C	BTA OIL PRODUCERS	WARD	TX	3.812270	3.812260	59.707
GRAND CANYON B1-32 - A2-5	GRAND CANYON	BABCOCK & BROWN ENERGY	OTSEGO	MI	0.767650	0.580750	59.397
HOOPLE (CLEAR FORK) UNIT W 13 - W 13	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.417690	1.085380	58.753
FLATHEAD 27-1 - 271	WALKER-CARTER	KEITH F WALKER	CARTER	OK	1.250000	0.923400	58.168
RIESLING 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.241150	0.184780	57.430
COMSTOCK #9-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	57.365
EZELL UNIT 29-05 #1 - 1	CHOCTAW RIDGE NORTH	ESCAMBIA OPERATING CO, LLC	CHOCTAW	AL	1.296900	1.151060	57.332
VARIOUS LEASES	PHYLLIS SONORA	BYRD OPERATING CO	SUTTON	TX	2.276000	1.834650	56.800
STRONG FED COM #1-E - 1	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	4.904790	4.291690	55.882
CLEVELAND 2-84	ZEPHYR-TIMBER CREEK	ZEPHYR OPERATING LLC	HEMPHILL	TX	4.200000	4.987010	54.438
WOODS, IMA 1 - 1	KEY (MORROW, UP.)	ZEPHYR OPERATING LLC	Wheeler	TX	2.250000	1.750000	52.234
STRONG FED COM #1 -1	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	3.828130	3.349610	51.855
SCHLOSSER FRED ESTATE -B- -13	ROJO CABALLOS	APACHE CORP	PECOS	TX	1.373600	1.071120	51.193
MEADOWS 4-02 - 2	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.550000	2.015630	49.475
HENSLEY MORRIS SEC 9 #9-1 - 9-1	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	5.935330	4.629330	49.101
JOHNSON #1 - 1	CHEROKITA TREND	DAVON DRILLING CO	GRANT	OK	7.812500	6.825770	48.806
BUCKTHAL #1-25 - 1025	BUCKTHAL-HELTON	FOREST OIL CORPORATION	HEMPHILL	TX	2.062500	1.553750	48.236
MEADOWS 4-08 - 8	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.968250	2.337100	46.920
MCKNIGHT, MB D-1 - MULTI	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.912170	44.590
TIGER 493 #1	WASSON	GUNGOLL CARL E EXPLORATION LLC	GAINES	TX	3.000000	2.160000	44.305
SL 5021 #2; MARG H STRAY RA SUA - 002	MANCHAC POINT	HILCORP ENERGY CO INC	E BTN RG	LA	4.375000	3.046340	44.038
POSSUM 9-1	WALKER-POSSUM SHOAL	KEITH F WALKER	MEADE	KS	3.750000	2.812500	43.943
COLE TRUST A #1 - 1	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690	42.974
DERBY 1-4H	COLONY WASH	CHESAPEAKE OPERATING INC.	WASHITA	OK	0.289620	0.217210	42.655
UNIVERSITY 18-29 #2, 3, 5, 7	WAR-WINK, S	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.443540	42.304
SAYRE RANCH SEC 5 #4-5 -1	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	7.083910	5.314400	41.385
ARMSTRONG #04 - 4020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	3.493380	2.651910	40.989
EAST PACHUTA CREEK OIL UN	PACHUTA CREEK EAST	BERGMAN COMPANIES	CLARKE	MS	0.318570	0.262940	40.207
STINGER 41-12 #1-41-12	BLUE MOUNTAIN	ABRAXAS PETROLEUM CORPORATION	WIBAUX	MT	3.241880	2.588740	38.276
MAHOTA #1-26 - 26-1	CHEROKEE	B&W OPERATING LLC	ROGER MILLS	OK	2.500000	1.875000	37.410
FOWLER #2 - 003AL	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.593750	1.195310	36.478
GL GAUDET ET AL 3 - 3	HESTER	KEY ENERGY OF CO INC	ST JAMES	LA	0.727000	0.551240	36.172
SEVENTY-SIX RANCH 1 1R	WALKER-CHESTERFIELD	KEITH F WALKER	MEADE	KS	3.750000	2.812500	35.629

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

ALEXANDER #2-2	ZEPHYR-WASHITA CREEK Granite Wash	ZEPHYR OPERATING LLC	HEMPHILL	TX	1.500000	1.218390	35.530
WILLIAM TAYLOR 29 #3H - 1	WALKER-CLEVELAND	KEITH F WALKER	ELLIS	OK	1.234380	0.896140	35.051
FERRELL A-14 - 14A	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.828560	34.698
LEWIS 2U -1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.621950	0.544430	34.099
DELLA COLVIN 1-18 - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.855280	0.748360	33.870
WEATHERBY IVY B 3 - 3	ROJO CABALLOS	CHEVRONTEXACO	PECOS	TX	0.409380	0.332620	33.847
MARILYN 1-5 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.407470	33.518
BALLOU #1-30 -1-30	DEMPSEY	B&W OPERATING LLC .	ROGER MILLS	OK	3.856800	2.875240	32.017
SANDER #1 - 1-11	ZEPHYR-MAGNESS	ZEPHYR OPERATING LLC	MAJOR	OK	4.250000	3.315000	31.937
HEFLEY 4-5 - 5	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	31.756
HEFLEY 4-3 - 3	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	31.721
DOBSON RANCH SEC 2 #1-2	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	6.014060	4.690960	31.410
LOUISIANA FURS #5 DISC - 005	ESTHER SW	MOSBACHER ENERGY COMPANY	VERMILION	LA	3.815440	2.887550	31.353
ARMSTRONG #02 - 2020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.695510	2.158330	31.293
JUANITA EMMETT #1-1 - 1-1	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.250000	0.968750	30.852
HAJEK #2-17	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	1.250000	1.000000	30.678
CURTNER, S H, -A-1 - 1	SMR AREA	SABRE OPERATING INCORPORATED	WISE	TX	4.375000	3.708500	30.166
DOBSON SEC 1 #2-1 - 201	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	9.401980	7.213980	28.039
WAYNICK A-1	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	6.250000	4.687500	27.755
WAYNICK 1	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	6.250000	4.687500	27.755
REDSTONE 2-18 - 2-18	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.166410	3.333110	27.570
MEADOWS 4-05 - 5	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.550000	2.002500	27.073
ARMSTRONG #03 - 3020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.938380	2.305310	26.824
STRONG FED COM #3 - 3	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	4.912280	4.252190	26.511
WILLIAM 29 #4 H - 29-4H	WALKER-CLEVELAND	KEITH F WALKER	ELLIS	OK	1.234380	0.896140	26.051
COLE TRUST A #2 - 2	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690	25.408
SALLIE 505	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.377930	25.389
REED, DM #5 - 5	CABEZA CREEK	MOSBACHER ENERGY COMPANY	GOLIAD	TX	2.500000	1.812500	25.278
SIMPSON 27-2 - 27-2	NETA-MINNELUSA	RESOLUTE WYOMING	Campbell	WY	1.010420	0.833600	25.224
COLE TRUST A #3 - 3	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690	25.203
DELLA COLVIN 3-18 - 3	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.855280	0.748360	24.390
DULIN #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000	24.337
H1NK 106	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.377930	23.013
VIRGINIA CITY #17-1 - 1-17	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.084820	22.953
LONG #1-1 - 1-1	BOKOSHE S	SOUTHERN BAY OPERATING, LLC	LEFLORE	OK	1.294270	0.970700	22.838
SL 5021 #3 MPT CIB3 HAZ 3 - 3	MANCHAC POINT	HILCORP ENERGY CO INC	E BTN RG	LA	4.375000	3.181260	22.820
BASS 3-59 - 3-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.374000	0.291330	22.573
CAMPBELL #2H - 2H	NEWARK EAST	HARDING COMPANY	PARKER	TX	1.250000	0.937500	22.519
DOBSON SEC 4 #1-4	MAVERICK	ZEPHYR OPERATING LLC	ROGER MILLS	OK	8.875000	6.922500	22.484
BURGUNDY 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.241150	0.184780	22.193
Hatfield 1-6R	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	22.177

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

WALSER 206 - 1-5	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.410730	21.955
ARMSTRONG #06 - 6020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	1.971740	1.464640	21.880
LODE 16-2 - 16-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	20.966
LINNIA J 1-18 - 1-18	ZEPHYR-CHAIN RANCH	ZEPHYR OPERATING LLC	DEWEY	OK	4.175320	3.296750	20.874
BREEDLOVE B-26	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	20.831
TRIGGER #1-35 - 1-35	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	2.256590	1.805270	20.749
SUSAN LATHAM #1	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	3.750000	2.812500	20.221
1NDIANOLA #5	NEWARK EAST	THE CUMMINGS CO,INC.	ERATH	TX	3.750000	2.812500	20.180
INDIANOLA #6	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	3.750000	2.812500	20.180
BIG CHIEF #8	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.042980	0.782240	20.147
SHOOK #A-5 - 5	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.248820	0.212080	19.991
HEFLEY 4-7 - 7	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	19.753
COWAN #2-2	WATONGA WEST	ZEPHYR OPERATING LLC	BLAINE	OK	2.588580	1.941160	19.515
GATLIN 3-01 - 1	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.773630	2.311080	19.266
UNIVERSITY 18-29 #6, 8, 10 - 10	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	19.067
PLAINS UNIT FEDERAL #2 - 2	LUSK	CIMAREX ENERGY CO	LEA	NM	0.000001	0.584820	19.045
DREAM 6-1	WALKER-DREAMWEAVER	KEITH F WALKER	MEADE	KS	1.562500	1.175220	18.446
JENNINGS FEDERAL COMM #1 - 1	LUSK	RAYA ENERGY CORP.	LEA	NM	2.339290	1.953310	17.900
WEDMAN #2-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.375000	4.079160	17.855
TUCKER 1-9 35-129-23317 1-9 - 1-9	MAVERICK	MAVERICK-ZEPPHYR OPERATING	Roger Mills	OK	7.142000	5.625000	17.658
BRADFORD #1-28A	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	1.220410	0.915380	17.512
ENTZ #1 - 1-20	ENTZ	BLAKE PRODUCTION COMPANY	CADDO	OK	0.468750	0.380860	17.265
COOKSEY #17-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.486030	1.168480	17.182
SCHLOSSER, F ET AL 2 - 3	ROJO CABALLOS	CHEVRONTEXACO	PECOS	TX	0.409380	0.332620	17.139
CHIANTI 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.129600	0.102180	16.552
JENSEN #1-22 - 1-22	EL RENO	CHESAPEAKE OPERATING INC.	CANADIAN	OK	1.864130	1.398160	16.510
LORNE 8-4	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	16.131
UMPHRES5, C. F. ET #1, 2, 3 - 4	MER-MAX	CIMAREX ENERGY CO	HOWARD	TX	2.265630	1.840820	16.082
BIG CHIEF #7 - 7	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.050000	0.831150	15.637
ARMSTRONG #07 - 7020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.837910	15.519
GODFREY 1-19 - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.279740	3.423780	15.300
RYALS #1-33 - 1-33	MORGANTOWN EAST	GUNGOLL CARL E EXPLORATION LLC	JEFFERSON DAVIS	MS	2.724610	2.043460	15.113
MEADOWS 89-01 - 1	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.407810	1.866050	14.913
WEAVER 29 1R	WALKER-DREAMWEAVER	KEITH F WALKER	MEADE	KS	1.562500	1.175220	14.762
ALEXANDER #2-1 - 1	WASHITA CREEK	B&W OPERATING LLC	HEMPHILL	TX	1.500000	1.218350	14.715
BASS-CALCOTE 3-59 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.350020	0.261910	14.452
DUNN A #3 H - 3H	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	5.829140	4.371860	14.277
BENNETT #1-22 - 1-22	EL RENO	CHESAPEAKE OPERATING INC.	CANADIAN	OK	1.875000	1.406250	14.200
SALUE 4-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730	14.077
HEFLEY 4-6 - 6	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	13.905
BEN 16 1R - 16-1R	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	13.642

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

KOLE #1 - 1-2	ST ANNES	SOUTHERN BAY OPERATING, LLC	SEMINOLE	OK	1.770230	1.327670	13.086
FERRELL, MRS. ISABEL R. A-08 - MULTI	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.828560	12.994
CLEVELAND 1-84	ZEPHYR-TIMBER CREEK	ZEPHYR OPERATING LLC	HEMPHILL	TX	4.200000	3.360000	12.899
BEV ZAN #2 - 2	CABEZA CREEK	MOSBACHER ENERGY COMPANY	GOLIAD	TX	2.500000	1.812500	12.898
PATSY NELL #1 - 108	ZEPHYR-LAKE GEORGE	ZEPHYR OPERATING LLC	HEMPHILL	TX	2.500000	2.000000	12.746
RED MOON #1-13 - 1-13	REYDON	THE GHK COMPANY	ROGER MILLS	OK	0.625000	0.437500	12.645
AYCOCK M C 1, 5, 7 - 7	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.471040	1.174910	12.557
FLYING J 12-9 - 12-9	DILL CITY	CONOCOPHILLIPS	WASHITA	OK	1.275000	0.905250	12.184
AYCOCK D W A 2 - 2	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.471040	1.174890	12.096
BOARD OF SUPERVISORS 16-14 #1 - 1	JAYNESVILLE	MOSBACHER ENERGY COMPANY	COVINGTON	MS	0.951220	0.713410	11.944
RIVERBEND #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	GARVIN	OK	2.000000	1.560000	11.907
LUCKY DOG 1, 2, 4 - 2	QUITO	TEXON OIL COMPANY, INC.	Ward	TX	0.000001	0.511720	11.902
CARTWRIGHT 20-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	11.842
MICHAEL 8-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	11.616
UNIVERSITY 18-30 #2 - 2	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	11.360
EDWIN 1-1 - 1-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	4.735290	3.551470	11.349
COOKSEY #12-15 - 12-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.454790	1.071250	11.310
BROWN 4-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.425000	0.331060	11.243
UNIT 25-4 1 - 1	VINTAGE	RANGE RESOURCES	JEFFERSON DAVIS	MS	0.121190	0.090650	11.240
SNELL, IRVIN 1 & 3E - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.227060	0.193680	11.222
FILLINGIM 88-12 - 12	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090	11.020
SAYRE RANCH SEC 5 #3-5 - 1	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	7.089980	5.319720	10.601
MCKINLEY 2-20 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.039990	3.231730	10.566
TURNBOW, E. L. 3 - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.232810	0.198710	10.544
GLEICHMAN #1	HUNTON	NEW DOMINION	SEMINOLE	OK	0.000001	0.715000	10.470
ROBINSON/FERRELL - 1	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694460	2.862500	10.318
FILLINGIM 88-06 - 6	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090	9.924
GATLIN 3-02 - 2	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.357430	1.868070	9.883
HEFLEY 4-4 - 4	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	9.545
HOLLINGSWORTH #3 - 3	LOGANSPORT	BP AMERICA PRODUCTION CO	DESOTO	LA	2.535714	1.901791	9.367
PONDEROSA #33-01	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	9.193
SALLIE 2-5 - 2-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730	9.100
HOP SING #1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	9.074
MARCUM #1-28 - 1-28	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000	9.007
ROWEN #1-6 - 1-6	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.437500	1.078130	8.899
TRICE UNIT 35-04	CHOCTAW RIDGE NORTH	PRUET PRODUCTION CO	CHOCTAW	AL	0.443940	0.352420	8.835
FOWLER #3 - 003AL	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.593750	1.195310	8.624
COOKSEY #16-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.486030	1.168480	8.336
DINERO 16-STATE-4 - 4	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	0.524330	0.399730	8.328
WEAVER #2-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000	8.244
HOBART 9A1R	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	8.196

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

BRUCE #1-15 - 1-15	PRUE SPRINGER	CONTINENTAL RESOURCES INC	BLAINE	OK	1.150000	0.911790	8.093
OFFUTT L. D. 1 & 2 - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.148760	0.123890	8.058
CHAMPAGNE 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.129600	0.102180	7.798
MORRIS #1-6 - 1-6	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.067220	0.800420	7.791
GATLIN 3-03 - 3	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.964260	2.454050	7.790
AGNES 1-15H	COLONY WASH	CHESAPEAKE OPERATING INC.	WASHITA	OK	0.033480	0.025110	7.730
PUFF ROYALTY WELLS	VARIOUS ORRI	WAPITI OPERATING, LLC	VARIOUS	TX	21.212120	21.212120	7.691
TRICE UNIT 35-02	CHOCTAW RIDGE NORTH	PRUET PRODUCTION CO	CHOCTAW	AL	0.443940	0.352420	7.669
AYCOCK M C A 1A, 2A, & 4A - 4A	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.471040	1.174910	7.663
UNIVERSITY 18-29 #1 - 1	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.654710	0.566620	7.605
WILKINSON 1-11	Zephyr-Winter	ZEPHYR OPERATING LLC	BLAINE	OK	2.117060	1.693650	7.506
HARPER 1-20 - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.040030	3.231760	7.360
CAROLYN #1-36	DEMPSEY	B&W OPERATING LLC	ROGER MILLS	OK	3.750000	2.812500	7.296
HARTMAN #1-9 - 1-9	SWEETWATER DRAGON	QUESTAR EXPL & PROD CO	ROGER MILLS	OK	1.500000	1.155500	7.271
COOK NMD 1-13 - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	6.463990	5.201310	7.248
MEADOWS 4-07 - 7	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.400000	2.682500	6.883
BREEDLOVE B-40	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	6.776
BRYANS MILL UNIT PF RECORD 1 - 1	BRYANS MILL	SULPHUR RIVER EXPLORATION INC	CASS	TX	1.165339	1.019671	6.730
RED HILLS UNIT #4 - 4	LUSK	COG OPERATING LLC	LEA	NM	0.000001	0.285920	6.710
NEYLAND HEIRS 1-37 - 1-37	SAINT PATRICK	GUNGOLL CARL E EXPLORATION LLC	AMITE	MS	3.375000	2.557790	6.680
MONCRIEF #1 - 1	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.246880	0.949010	6.592
BUCKINGHAM 105 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730	6.589
MCDONALD #1 - 1	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.593750	1.195310	6.268
COOKSEY #04-22 - 4-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.438990	1.060170	6.164
LEE #4-2 - 2	LEE	CHESAPEAKE OPERATING INC.	WHEELER	TX	1.312500	0.984380	6.105
GINGER KAY 28-3	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1562500	1.175220	6.071
COOKSEY #05-15 - 5-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.438990	1.060170	5.996
COOKSEY #03 - 3-C	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.441410	1.062100	5.889
FEDERAL #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000	5.813
ALLEY 2-17 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.827250	3.061780	5.707
SAYRE RANCH SEC 5 #5-5 - 1	MAVERICK	ZEPHYR OPERATING LLC	ROGER MILLS	OK	8.472780	6.354590	5.678
MEADOWS 4-04 - 4	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	1.500000	1.162500	5.669
FILLINGIM 88-02 - 2	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090	5.510
MCKNIGHT, MB E-2 - 2	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.876080	5.431
BASSETT 13-02 - 2	MUSTANG & YUKON	LINN OPERATING INC.	CANADIAN	OK	0.000001	0.165950	5.422
GAS FARM 1-17 - 1-17	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.324740	3.459780	5.381
BUCKINGHAM 205 - 2-5	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.410730	5.340
KEITH 1-58 - 1-58	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.377930	5.191
COOK 2-7 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.827340	3.061850	5.177
EL CHICO #2 H - 2H	NEWARK EAST	CARRIZO OIL & GAS, INC	PARKER	TX	0.400000	0.300000	5.054
OBENCHAIN B3H - B3H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	5.045

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

SELF GAS UNIT #69-3 - 1	HOSTETTER	CHEVRONTEXACO	DUVAL	TX	4.760670	3.610120	4.997
HOSS 21-1 - 21-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	4.996
UNIVERSITY 18-31 #6 - 6	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	4.923
MCCOMB M GAS UNIT 1 - 1	MCCOMB	EXXONMOBIL CORPORATION	PECOS	TX	2.588240	2.102940	4.837
GARR 3-11 - 3-11	MUSTANG & YUKON	PYRAMID OIL OF AMERICA INC	Canadian	OK	0.698000	0.523500	4.808
TURKEY CREEK UNIT 1 - 1	TURKEY CREEK	PRUET PRODUCTION CO	CHOCTAW	AL	0.573160	0.477950	4.655
GARRETT #1 - 1	JAYNESVILLE	MOSBACHER ENERGY COMPANY	COVINGTON	MS	0.828530	0.639520	4.565
FILLINGIM 88-01 - 1	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963400	0.761092	4.390
WEIDEMANN 2-11 - 2-11	MUSTANG & YUKON	PYRAMID OIL OF AMERICA INC	CANADIAN	OK	1.198000	0.898500	4.349
RUTH ANN #1-14 - 1-35	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	2.061670	1.546250	4.332
JAGGER DEAN #1 - 34-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	4.248
CRANZ #14 - 14	SPEAKS SW	MOSBACHER ENERGY COMPANY	LAVACA	TX	3.428730	2.532620	4.206
FILLINGIM 88-09 - 9	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090	4.136
TURNBOW, E. L. 4 - 4	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.232810	0.198710	4.134
OBENCHAIN E2H - E2H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	4.097
RYAN #2-6 - 2-6	RED OAK	SOUTHERN BAY OPERATING, LLC	LATIMER	OK	0.519380	0.389530	4.066
ABBIE COLVIN T 1-25 - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.310840	0.271980	4.050
LITTLE JOE 28-1 - 28-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	3.994
FILLINGIM 88-08 - 8	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090	3.864
KAPLAN 2-1	MUSTANG & YUKON	D C ENERGY INCORPORATED	CANADIAN	OK	0.823890	0.900330	3.797
RSK #4 - 4	NEWARK EAST	WOLSEY WELL SERVICE	WISE	TX	1.800000	1.278000	3.640
COKER SEC 10 #10-1 - 101	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	6.111110	4.766600	3.596
HILLBOLDT, D. C. - 1	ORANGE HILL, S	QUAIL CREEK OIL CORPORATION	ORANGE	TX	1.567060	1.303640	3.594
BEACONS GULLY 7500’ FRIO SAND - 1	BEACONS GULLY	WAGNER OIL COMPANY	EVANGELINE	LA	1.471810	1.095080	3.577
UGLY HOG #1 - 1	QUITO	SEABOARD OIL COMPANY	Ward	TX	6.140630	4.701420	3.510
CORDES 1-15 - 1-15	ALEDO SOUTHEAST	LINN OPERATING INC.	CUSTER	OK	0.133650	0.121100	3.339
COOKSEY #14-22 - 14-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.445040	1.064410	3.329
BREEDLOVE B-37 R	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	3.285
BASS 5059 - 5-59	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.410730	3.271
OBENCHAIN D2 - D2H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	3.220
OBENCHAIN A3H - A3H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	3.175
COOKSEY #15-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.514600	1.244030	3.061
INLOW 1-14 - 1-14	MAYFIELD	CHESAPEAKE OPERATING INC.	BECKHAM	OK	0.320000	0.240000	3.054
STEFFEN HARVEY 2 - 2	WATONGA-CHICKASHA TREND	RANGE RESOURCES	CANADIAN	OK	0.261720	0.227710	3.030
WATSON, MATTIE 1-25 - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.310840	0.271980	3.025
OBENCHAIN E3H - E3H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	2.877
NELLIE 21 - 1	LOVINGTON	CHESAPEAKE OPERATING INC.	LEA	NM	1.661430	1.247230	2.850
BRADLEY A #7 - 7-T	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380	2.776
NEYLAND HEIRS 1-07 - 1-7	SAINT PATRICK	GUNGOLL CARL E EXPLORATION LLC	AMITE	MS	2.250000	1.700010	2.774
BASSETT 12-01 - 1-12	MUSTANG & YUKON	LINN OPERATING INC.	CANADIAN	OK	0.200000	0.254170	2.734
BREEDLOVE B-30	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.145380	0.132720	2.719

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

OBENCHAIN D1H - D1H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	2.637
BREEDLOVE B-39	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	2.567
HOFFMAN 1-11H	ALEDO SOUTHWEST	DUNCAN OIL PROPERTIES, INC.	CUSTER	OK	1.829270	1.431400	2.553
GARR 2-11 - 11-2	MUSTANG & YUKON	GDA INVESTMENTS INCORPORATED	CANADIAN	OK	1.083230	0.866580	2.544
BROWN 1-5 - 105	KELTON EAST	APACHE CORP	WHEELER	TX	0.375000	0.292110	2.496
TURNBOW 5	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.258370	0.220070	2.442
PATHFINDER #2-13 - 2-13	REYDON	THE GHK COMPANY	ROGER MILLS	OK	0.652290	0.506360	2.307
DEVENIE KAY 28-2 - 28-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	2.223
COOKSEY #13-22 - 13-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.439860	1.060770	2.203
COOKSEY #07-22 - 7-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.525910	1.135280	2.173
DUNN A #1 - 1	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	5.829140	4.371860	2.120
DINERO 16-STATE-5 - 5	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.500000	1.125000	2.100
ADAM #28-1 - 28-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	2.046
GROTTO ROUGE 1-30 - 1-30	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.707700	2.980640	2.042
TARON 2-28H/28	SNEAKY PETE	TRANSPRO ENERGY LLC	POTTOWATOMIE	OK	2.625000	2.100000	2.015
KEYSTONE #1-13 CHEROKEE - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	6.658260	5.343940	1.993
COLTHARP 1-58 (REENTRY) - 1-58	KELTON EAST	APACHE CORP	WHEELER	TX	0.461910	0.332580	1.920
SALLIE 3-5 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730	1.889
STROUD-POLK UNIT #1 - 1	JAYNESVILLE	MOSBACHER ENERGY COMPANY	COVINGTON	MS	0.970370	0.744090	1.852
BROWN 205 - 2-5	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.375000	0.292110	1.814
OBENCHAIN F1H - F-1H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	1.802
BREEDLOVE B-25	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	1.718
COLTHARP 2-58 - 2-58	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.377930	1.717
MEADOWS 4-06 - 6	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.700000	2.122500	1.711
BREEDLOVE B-36	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.234030	0.199780	1.703
DUNN A #2 - 2	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	5.009420	3.757060	1.697
MURRAY A E #2 - 2	SUPRON	ROSETTA RESOURCES OPERATING LP	NACOGDOCHES	TX	0.520780	0.359760	1.629
COOKSEY #02 - 2-C	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.438990	1.060170	1.620
GREENE 8-3	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	1.565
BARBOUR 12-3 - 12-3	MINCO EAST	LINN OPERATING INC.	CANADIAN	OK	0.067860	0.055090	1.528
DOBSON RANCH SEC 6 #1-6 - 1	MAVERICK	CHESAPEAKE OPERATING INC.	ROGER MILLS	OK	1.890010	1.535140	1.488
HORTON ESTATE 1-1 - 1-1	SAINT PATRICK	GUNGOLL CARL E EXPLORATION LLC	WILKNSON	MS	2.250000	1.713080	1.483
ZINFANDEL 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.241150	0.181760	1.445
SHOOK, H. L, A4 - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.228880	0.200530	1.373
BLOCKER #21-2 - 21-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220	1.333
DETRIX #48-1 - 1048	HIGGINS S	ARNOLD OIL PROPERTIES	HEMPHILL	TX	3.500000	2.800000	1.319
COOKSEY #09-22 - 9-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.526180	1.135510	1.283
BLACK RIVER FED #1 - 1	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	4.445540	3.889840	1.275
WORD FAYE #1 - 1046	HIGGINS S	ARNOLD OIL PROPERTIES	HEMPHILL	TX	3.500000	2.800000	1.256
COOKSEY #10-22 - 10-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.526180	1.135510	1.252
GRAFT #1 - 1-9	ZERBY	PAYNE EXPLORATION COMPANY	CUSTER	OK	2.500000	1.875000	1.223

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

UNIVERSITY 18-31 #4 - 4	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	1.216
UNIVERSITY 18-29 #4 - 4	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	1.029
USA #14-5 - 14-15	PISTOL RIDGE DEEP	GUNGOLL CARL E EXPLORATION LLC	PEARL RIVER	MS	1.990810	1.493110	1.028
BREEDLOVE B-44 - 44	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.302070	0.257480	0.981
COOKSEY #08-22 - 8-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.520510	1.131500	0.980
LOUISIANA FURS #4	ESTHER SW	MOSBACHER ENERGY COMPANY	VERMILION	LA	3.815440	2.887550	0.957
DOBSON SEC 1 #1-1 - 1	MAVERICK	CROWN ENERGY COMPANY	WHEELER	TX	5.156250	4.054330	0.862
EBLING 2-1 - 1-Feb	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.266140	3.950000	0.846
BASS 2-59 - 3-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.407820	0.304160	0.836
BEAR 1-19 - 1-19	EAKLY-WEATHERFORD TREND	UNIT PETROLEUM CORP	CADDO	OK	0.148760	0.151310	0.827
PATTY #1-33 - 1-33	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.525000	1.969500	0.822
BRADLEY A #9 - 9	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380	0.798
WIGGINS #2 - 2	NEWARK EAST	MILLWOOD ALLIANCE OPERATING CO	TARRANT	TX	1.800000	1.340460	0.789
BASS-CALCOTE 2-59 - 1-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.350020	0.261910	0.762
BREEDLOVE B-28	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	0.734
WEAVER #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000	0.687
OBENCHAIN B2 - B2	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	0.683
COLE TRUST A #4 - 4	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690	0.661
LEWIS 2D - 002D	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.621950	0.527580	0.657
FENTON SEC 33 #1-33 - 1	MAVERICK	CHESAPEAKE OPERATING INC.	ROGER MILLS	OK	0.750000	0.597520	0.652
COOKSEY #06-22 - 6-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.527430	1.136440	0.647
BRADLEY A #8 - 8	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380	0.633
HEFLEY 4-8 - 8	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000	0.610
LOUISIANA FURS #3 - 003AL	ESTHER SW	MOSBACHER ENERGY COMPANY	VERMILION	LA	3.815440	2.887550	0.604
HASKELL #1-4 - 1-4	RIVER	UNITED PRODUCTION CO	WOODWARD	OK	2.812500	2.109380	0.587
MCDANIEL, LOIS #1 - 1	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	0.579
BRADLEY A #3 - 3	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380	0.521
HENDERSON #3 - 3	SPEAKS SW	VENOCO INC.	LAVACA	TX	0.000001	0.022540	0.511
COOKSEY #11-15 - 11-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.526180	1.135510	0.470
BLACKSTONE MINERALS #1-31 - 1	POPLARVILLE	GUNGOLL CARL E EXPLORATION LLC	PEARL RIVER	MS	5.000000	3.500000	0.404
BOSWELL #1-11 - 1-11	ROLL SW	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	2.409490	1.824450	0.349
ROSA 1-6 - 1-6	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.147060	3.860290	0.342
DOKE 2-8 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.827250	3.061780	0.340
NORTH WHITE #1	NEWARK EAST	HARDING COMPANY	PARKER	TX	0.600000	0.450000	0.167
HENDERSON #2 - 2	SPEAKS SW	VENOCO INC.	LAVACA	TX	0.000001	0.022540	0.159
EL CHICO #1 H - 1H	NEWARK EAST	CARRIZO OIL & GAS, INC	PARKER	TX	0.400000	0.300000	0.158
OBENCHAIN B1 - B1	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	0.151
MOORE, KATHLEEN J. B1 - 1	ROJO CABALLOS	APACHE CORP	PECOS	TX	0.361880	0.300910	0.148
PYOTE GAS UNIT #5 - 1A	BLOCK 16 (DEVONIAN)	MOSBACHER ENERGY COMPANY	WARD	TX	0.648380	0.516300	0.104
PETREE ESTATE #1-12 - 1-12	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	1.562500	1.171880	0.084
WRIGHT STAR UNIT 1 #1 - 1	NEWARK EAST	EXTERRA ENERGY INC	DENTON	TX	0.300000	0.222000	0.071

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

BREEDLOVE B-31	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.145230	0.132610	0.054
McCRARY #1-32 - 1-32	MOUDRY	QUESTAR EXPL & PROD CO	BLAINE	OK	0.572000	0.395520	0.043
BRYAN #1-19 - 1-19	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.500000	1.125000	0.033
AUSTIN 1-6 - 1-6	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.406770	0.027
TURLEY #1-09 - 1-9	ROLL SW	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.571170	1.178380	0.022
FILLINGIM 88-07 - 7	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	1.029530	0.813990	0.016
MONROE #2 - 2	QUITO	GRIFFIN PETROLEUM COMPANY	WARD	TX	0.000001	0.013670	0.007
EASTMAN #1 - 1	NEWARK EAST	HARDING COMPANY	PARKER	TX	0.400000	0.300000	0.002
GRAYSON #1-13 - 1-13	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	1.596490	1.277190	0.001
POKEY #14-2 - 14-2	WALKER-POKEY	KEITH F WALKER	BEAVER	OK	1.562500	1.169800	0.000
EARL #1-21 - 1-21	RIVER	PREMIER ENERGY LLC	DEWEY	OK	4.571430	3.428570	0.000
DAVIS 9-4 #1-21H	SNEAKY PETE	TRANSPRO ENERGY LLC	POTTOWATOMIE	OK	2.625000	2.100000	0.000
DAVIS 3-21H/15	SNEAKY PETE	TRANSPRO ENERGY LLC	POTTOWATOMIE	OK	2.625000	2.100000	0.000
HILL #1-29 - 1-29	WILSON	SOUTHERN BAY OPERATING, LLC	BECKHAM	OK	0.705790	0.530900	0.000
HAJEK #1-17 - 1-17	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	1.250000	1.000000	0.000
SIDES #3-9 - 3-9	REYDON	B&W OPERATING LLC	ROGER MILLS	OK	2.250000	1.687500	0.000
LEON #1-10 - 1-10	ROLL SW	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.480400	1.115020	0.000
INDEPENDENCE 28-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	1.333200	1.103210	0.000
HUNT #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000	0.000
MILDRED #1-1 - 1-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	4.735290	3.551470	0.000
YULONDA 29 #2 - 29-2	WALKER-CLEVELAND	KEITH F WALKER	ELLIS	OK	1.234380	0.896140	0.000
ARMSTRONG #08 - 8020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.837910	0.000
WEIDEMANN 1-11	MUSTANG & YUKON	GDA INVESTMENTS INCORPORATED	CANADIAN	OK	1.083330	0.866670	0.000
BIG CHIEF #6 - 6	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.050000	0.831150	0.000
KORCZAK #1 - 1	LUSK	NADEL & GUSSMAN PERMIAN LLC	LEA	NM	3.216520	2.626770	0.000
HOFFMAN 1-27	DILL CITY	MARATHON OIL COMPANY	WASHITA	OK	0.472660	0.354490	0.000
FILLINGIM 88-10 - 10	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090	0.000
CAMPBELL #1 - 1	NEWARK EAST	HARDING COMPANY	PARKER	TX	1.250000	0.937500	0.000
MEADOWS 4-03 - 3	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	1.500000	1.162500	0.000
BETTY LOU#1-21 - 1-21	STERLING	SOUTHERN BAY OPERATING, LLC	COMANCHE	OK	2.500000	1.900000	0.000
LILLIE #1-33 - 1-33	WATONGA WEST	ZEPHYR OPERATING LLC	BLAINE	OK	1.920000	1.536000	0.000
HATCHER #1-35 - 1-35	ZEPHYR-PRUE SPRINGER	ZEPHYR OPERATING LLC	CANADIAN	OK	3.125000	2.500000	0.000
ROSE #1-33 - 1-33	BERWYN SYNCLINE	L E JONES OPERATING INC	CARTER	OK	2.536980	2.041070	0.000
WALKER, P. ET AL - 6	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710	0.000
NECTAR 1-52 - 1	KELTON EAST	BP AMERICA PRODUCTION CO	WHEELER	TX	0.000001	0.005250	0.000
MCKNIGHT, MB B-2 - MULTI	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.731770	0.000
FARRIS J7 #1-22 - 1-22	DILL CITY	JMA ENERGY COMPANY LLC	WASHITA	OK	3.125000	2.476560	0.000
FILLINGIM 88-05 - 5	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	1.029530	0.813990	0.000
CURTISS, JEFF #1 - 1	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.955560	0.000
FERRELL A-11 - 11	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.828560	0.000
YATES 20-10 #1 - 1	JAYNESVILLE	PALMER PETROLEUM INC.	COVINGTON	MS	0.109810	0.092540	0.000

EXHIBIT B

Attached to and part of that certain Purchase and Sale Agreement by and between Azalea Properties, Ltd., Seller, and RCWI, L.P., Buyer, dated December 18, 2009.

							Adjusted Final
Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %	Value

RABB JA #2 - 002AL	CHOUDRANT SOUTH	PALMER PETROLEUM INC.	LINCOLN	LA	0.640000	0.483200	0.000
WRIGHT 33-3	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	1.992990	1.497700	0.000
OBENCHAIN A2 - A2	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	0.000
OBENCHAIN E1 - E1	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500	0.000
BREEDLOVE LOC B-47	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810	0.000
MAGPIE #1-4 - 1-4	REYDON	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.464840	1.112650	0.000
HANNEMAN #1-36 - 1-36	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	0.875000	0.652930	0.000
MADBULL #1-35 - 1-35	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	0.625000	0.467500	0.000
BOUTTE, CHARLIE #2 & YOUNG E #1 - 2	BEACONS GULLY	WAGNER OIL COMPANY	EVANGELINE	LA	1.472650	1.095760	0.000
SEMITROPIC #1 PUD - 1-1	SEMITROPIC	PREMIER ENERGY LLC	MONTREY	CA	3.529410	2.647060	0.000

						Total Bid	22000.000